Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
November 30, 1999



Expected B Maturity 6/16/03


Blended Coupon 5.5580%


Excess Protection Level
3 Month Average   5.98%
November, 1999   5.88%
October, 1999   6.20%
September, 1999   5.86%


Cash Yield18.33%


Investor Charge Offs 4.89%


Base Rate 7.56%


Over 30 Day Delinquency 5.02%


Seller's Interest 8.52%


Total Payment Rate14.09%


Total Principal Balance$48,461,894,441.68


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,130,074,923.19